UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 5, 2022

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 21, 2021, BayFirst Financial Corp. (“BayFirst”) and First Home Bank (the “Bank”) (collectively, the “Company”) entered into Employment Agreements (the “Employment Agreements”) with BayFirst Executive Vice President, Chief Financial Officer, and Chief Operating Officer and Bank Executive Vice President and Chief Financial Officer, Robin L. Oliver and BayFirst President and Bank President Thomas G. Zernick. The following summaries of the Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the Employment Agreements, which are attached as Exhibits 10.1 and 10.2, to this Form 8-K and are incorporated by reference herein.
We are parties to an employment agreement with President Thomas G. Zernick. The agreement has an initial term ending on December 31, 2022, and renews annually for an additional year unless either party provides notice of non-renewal. Under his agreement, Mr. Zernick receives a minimum annual salary of $295,000, which may be increased annually by the Board. He is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Mr. Zernick’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Mr. Zernick may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which he had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Mr. Zernick terminates his employment for “good reason” or the Company terminates his employment without “cause” prior to, or more than 12 months after, a “change in control”, he will be entitled to severance compensation equal to 1/12th of his then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Mr. Zernick will be entitled to receive severance compensation equal to two-times his then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately.
We are parties to an employment agreement with Executive Vice President, Chief Financial Officer, and Chief Operating Officer Robin L. Oliver. The agreement had an initial term ending on December 31, 2022 and renews annually for an additional year unless either party provides notice of non-renewal. Under her agreement, Ms. Oliver receives a minimum annual salary of $190,000, which may be increased annually by the Board. She is also eligible to participate in any of our incentive, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans and programs. Ms. Oliver’s employment agreement also provides that during the term of employment and for a period of 18 months following termination, Ms. Oliver may not: (a) compete with us by, directly or indirectly, forming, serving as an organizer, director or officer of, employee or agent, or consultant to, or acquiring or maintaining more than a 1% passive investment in, a depository financial institution or holding company thereof if such depository institution or holding company has one or more offices or branches within a 50 mile radius of any of our offices; (b) solicit our clients with which she had contact in connection with products and services provided by us for the purpose of providing financial services; or (c) solicit our employees. If Ms. Oliver terminates her employment for “good reason” or the Company terminates her employment without “cause” prior to, or more than 12 months after, a “change in control”, she will be entitled to severance compensation equal to 1/12th of her then current “annual compensation” at the first of every month for a period of 18 months, plus any accrued bonus, and all outstanding stock options and other incentive awards will vest immediately. However, if such a termination occurs within 12 months following a change in control, Ms. Oliver will be entitled to receive severance compensation equal to two-times her then current annual compensation, plus any accrued bonus, and all outstanding equity-based incentive awards will vest immediately. In addition, if Ms. Oliver terminates her employment with less than six months’ notice for any reason other than “good reason,” she will be obligated to pay to BayFirst and the Bank an amount equal to one-half of her estimated annual income for that year.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
10.1	Employment Agreement with Thomas G. Zernick, dated October 20, 2021	*
10.2	Employment Agreement with Robin L. Oliver, dated October 20, 2021	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	Date: April 5, 2022

By:	/s/ Robin L. Oliver
Robin L. Oliver
Chief Financial Officer and Chief Operating Officer